CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Randgold Resources Share Option Scheme of our report dated March 11, 2003 relating to the financial statements of Societe de Mines de Morila SA, which appears in this Form 20-F.


PRICEWATERHOUSECOOPERS INC.
Chartered Accountants (SA)
Registered Accountants and Auditors
Johannesburg, South Africa
June 26, 2003